Exhibit 10.4


                          SILGAN CONTAINERS CORPORATION
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


     THIS INDENTURE is made on the 21st day of January, 2008, by Silgan Containers Corporation, a corporation duly organized and existing under the laws of the State of Delaware (hereinafter called the "Primary Sponsor").



                                  INTRODUCTION
                                  ------------

     The Primary Sponsor maintains the Silgan Containers Corporation Supplemental Executive Retirement Plan (the "Plan"), which is intended to benefit only a select group of management or highly compensated employees within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, and any regulations relating thereto.

     The Primary Sponsor has determined that employees hired or rehired on or after January 1, 2007 shall not be eligible for the supplemental pension portion of the Plan, consistent with the exclusion of those employees from the Pension Plan (as defined in the Plan). The Primary Sponsor has determined that the Plan previously adopted by the Primary Sponsor needs to be amended in certain other respects, including to conform to the requirements of Code Section 409A and the applicable guidance thereunder. Therefore, the Primary Sponsor declares that the Plan is amended and restated in its entirety effective January 1, 2007, except as otherwise provided herein, to read as follows:

                          SILGAN CONTAINERS CORPORATION
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


ARTICLE 1   DEFINITIONS........................................................1


ARTICLE 2   ELIGIBILITY AND DEFERRAL ELECTIONS.................................6


ARTICLE 3   CONTRIBUTIONS......................................................7


ARTICLE 4   INDIVIDUAL FUNDS AND INVESTMENTS...................................8


ARTICLE 5   WITHDRAWALS DURING EMPLOYMENT......................................9


ARTICLE 6   GENERAL RULES ON DISTRIBUTIONS.....................................9


ARTICLE 7   ADMINISTRATION OF THE PLAN........................................12


ARTICLE 8   CLAIMS REVIEW PROCEDURE...........................................13


ARTICLE 9   INCOMPETENT DISTRIBUTEE AND UNCLAIMED PAYMENTS....................15


ARTICLE 10  LIMITATION OF RIGHTS..............................................16


ARTICLE 11  AMENDMENT TO OR TERMINATION OF THE PLAN AND THE TRUST.............16

                                    ARTICLE 1
                                   DEFINITIONS
                                   -----------

     Wherever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise and the following words and phrases shall, when used herein, have the meanings set forth below:

     1.1  "Account"  means a  Participant's  aggregate  balance in the following
           -------
accounts, as adjusted pursuant to the Plan as of any given date:

          (a)  "Deferral   Contribution   Account"   which   shall   reflect  a
               ---------------------------------
     Participant's  interest  in  contributions  made  by a Plan  Sponsor  under
     Section 3.1.

          (b) "Matching Account" which shall reflect a Participant's interest in
               ----------------
     matching  contributions  made by a Plan Sponsor  under Section 3.2.

          (c)  "DISP  Make-up  Account"  which  shall  reflect  a  Participant's
               ----------------------
     interest in  contributions  made by a Plan  Sponsor under Section 3.3.

          (d) "Supplemental Pension Account" which shall reflect a Participant's
               ----------------------------
     interest in contributions made by a Plan Sponsor under Section 3.4.

     1.2 "Affiliate" means:
          ---------

          (a) any corporation which is a member of the same controlled group of corporations (within the meaning of Code Section 414(b)) as is a Plan Sponsor; and

          (b) any other trade or business (whether or not incorporated) under common control (within the meaning of Code Section 414(c)) with a Plan Sponsor.

     1.3 "Annual Compensation" means "Compensation" as defined from time to time
          -------------------
     in the Pension Plan, except that

          (a) Annual Compensation shall be determined without consideration of the Annual Compensation Limit and before any Deferral Contributions made under this Plan; and

          (b) Annual Compensation shall include amounts paid by an Affiliate.

     1.4 "Annual  Compensation  Limit" means $225,000 ($230,000 for 2008), which
          ---------------------------
amount may be adjusted in subsequent Plan Years based on changes in the cost of living as announced by the Secretary of the Treasury.

     1.5 "Beneficiary"  means the person or trust that a Participant  designated
          -----------
most recently in writing to the Plan Administrator; provided, however, that if the Participant has failed to make a designation, no person designated is alive at the date of the Participant's death, no trust has been established, or no successor Beneficiary has been designated who is alive, the term "Beneficiary" means:

          (a) the Participant's spouse; or

          (b) if no spouse is alive at the date of the Participant's death, the Participant's children, per stirpes; or

          (c) if no children or none of the children's issue are alive at the date of the Participant's death, the Participant's estate.

A Participant may change his designation at any time. If, subsequent to the death of a Participant, the Participant's Beneficiary dies while entitled to receive benefits under the Plan, the successor Beneficiary, if any, or the Beneficiary listed under Subsection (a) or, if no spouse is alive, Subsection
(b) or, if no children (or children's issue) are alive, Subsection (c) shall be the Beneficiary.

     1.6  "Board  of  Directors"  means the Board of  Directors  of the  Primary
Sponsor.   --------------------

     1.7  "Change in Control" means,  solely with regard to Silgan Holdings,
          -----------------
Inc., one of the following:

          (a) a "change in ownership of a corporation" as defined, and subject to the limitations, in Code Section 409A and the regulations and related guidance thereunder;

          (b) a "change in effective control of a corporation" as defined, and subject to the limitations, in Code Section 409A and the regulations and related guidance thereunder; or

          (c) a "change in ownership of a substantial portion of a corporation's assets" as defined, and subject to the limitations, in Code Section 409A and the regulations and related guidance thereunder, but substituting "eighty-five percent (85%)" for the phrase "40 percent" in Treasury Regulation Section 1.409A-3(i)(5)(vii)(A), or any successor thereto.

Notwithstanding the foregoing, no Change in Control shall be deemed to have occurred with respect to a particular Eligible Employee by reason of any actions or events in which the Eligible Employee participates in a capacity other than in the Eligible Employee's capacity as an employee or director of the Primary Sponsor or an Affiliate or as a shareholder of the Primary Sponsor or an Affiliate solely exercising the Eligible Employee's voting or tendering rights.

     1.8  "Code" means the Internal Revenue Code of 1986, as amended.
           ----

     1.9  "Deferral  Contribution"  means a  contribution  of a Plan  Sponsor on
           ----------------------
behalf of a Participant pursuant to Section 3.1 equal to a percentage or dollar amount of an Eligible Employee's Eligible Compensation that is not yet payable.

     1.10  "Deferral  Election"  means an  Eligible  Employee's  election  under
           ------------------
Section 2.2 that is made during an Election Period to have a Deferral Contribution made to his Account.

     1.11 "DISP Compensation"  means "Annual  Compensation" as defined from time
           -----------------
to time in the Savings Plan, except that

          (a) DISP Compensation shall be determined without consideration of the Annual Compensation Limit; and

          (b) solely for purposes of calculating DISP Make-up Contributions for Plan Years ending before January 1, 2006, DISP Compensation shall include any bonus paid under the Primary Sponsor's Performance Incentive Program and any bonus paid under the bonus program for senior executives of Silgan Holdings, Inc.

     1.12 "DISP Make-up  Contribution" means a profit sharing  contribution made
           --------------------------
pursuant to Section 3.3.

     1.13 "Election Period" means
           ---------------

          (a) with respect to contributions for the Plan Year in which an Eligible Employee becomes initially eligible to participate in the Plan, the thirty (30)-day period commencing with the date an Eligible Employee first becomes eligible to participate in the Plan; provided that such Eligible Employee has not, for a period of at least twenty-four (24) months prior to such initial eligibility, been eligible to participate in the Plan or in any other plan of the Employer Group (other than accruing earnings under the Plan or such plan) that

               (1) with respect to the Deferral Contribution portion of the Plan, is an Account Balance Plan that provides for deferrals of compensation at the election of the Eligible Employee; and

               (2) with respect to the Matching Contribution portion, the DISP Make-up Contribution portion, and the Supplemental Pension Portion of the Plan, is an Account Balance Plan that provides for deferrals of compensation other than at the election of the Eligible Employee.

     For this purpose, an "Account Balance Plan" means plan described in Treasury Regulation Section 1.409A-1(c)(2)(A).

          (b) with respect to contribution for any other Plan Year, the period ending before the beginning of such Plan Year as prescribed by the Plan Administrator.

     1.14  "Eligible   Compensation"  means  that  portion  of  a  Participant's
            -----------------------
compensation that is in excess of the Annual Compensation Limit, that is otherwise payable to him for a Plan Year, and that consists of:

          (a) his base salary;

          (b) any bonus paid under the Primary Sponsor's Performance Incentive Program; and

          (c) any bonus paid under the bonus program for senior executives of Silgan Holdings, Inc.

     1.15 "Eligible  Employee"  means a common law employee of a Plan Sponsor or
           ------------------
an Affiliate who:

          (a) is an officer of a Plan Sponsor or Silgan Holdings, Inc.;

          (b) is projected, based on his rate of base pay and projected bonus as of January 1 of a Plan Year, to have Annual Compensation in excess of the Annual Compensation Limit (without regard to whether such employee's Annual Compensation exceeds such Annual Compensation Limit);

          (c) is determined by the Plan Administrator in its sole discretion to be a member of a select group of management or highly compensated employees of that Plan Sponsor within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, and any regulations relating thereto; and

          (d) was both employed by the Primary Sponsor and a Participant in this Plan on January 1, 2007 or, thereafter is designated as an Eligible Employee by the Board of Directors.

     1.16 "Employer Group" means the Primary Sponsor and each Affiliate,  except
           --------------
that in applying Internal Revenue Code Section 1563(a)(1), (2) and (3), "at least 50 percent" is used instead of "at least 80 percent."

     1.17 "ERISA" means the Employee  Retirement Income Security Act of 1974, as
           -----
amended.

     1.18 "Normal    Retirement    Age"    means   the    earlier    of:
           ---------------------------

          (a) the attainment of at least age sixty (60) with the completion of ten (10) or more Periods of Service; or

          (b) the attainment of at least age sixty-five (65) with the completion of five (5) or more Periods of Service.

     1.19 "Participant"  means any Eligible Employee or former Eligible Employee
           -----------
who has become a participant in the Plan for so long as his Account balance has not been fully distributed pursuant to the Plan.

     1.20 "Pension Plan" means the Silgan  Containers  Corporation  Pension Plan
           ------------
for Salaried Employees.

     1.21  "Period  of  Service"  means  "Period of  Service"  as defined in the
            -------------------
Pension Plan.

     1.22 "Plan  Administrator"  means the organization or person  designated by
           -------------------
the Primary Sponsor to administer the Plan and, in lieu of any such designation, means the Primary Sponsor.

     1.23 "Plan Sponsor" means the Primary Sponsor.
           ------------

     1.24  "Plan  Sponsor  Contributions"  means  Deferral  Contributions,  DISP
            ----------------------------
Make-up  Contributions,   Matching   Contributions,   and  Supplemental  Pension
Contributions.

     1.25 "Plan Year" means the calendar year.
           ---------

     1.26 "Savings Plan" means the Silgan Containers Retirement Savings Plan.
           ------------

     1.27  "Separation  from Service"  means a termination  of employment of the
            ------------------------
Participant from the Employer Group. Notwithstanding the foregoing, the employment relationship of a Participant with an Employer Group is considered to remain intact while the individual is on military leave, sick leave or other bona fide leave of absence if there is a reasonable expectation that the Participant will return to perform services for a member of the Employer Group and the period of such leave does not exceed six months, or if longer, so long as the individual retains a right to reemployment with any member of the Employer Group under applicable law or contract. Whether a Participant has terminated employment with the Employer Group will be determined by the Plan Administrator based on whether it is reasonably anticipated by the Plan Sponsor and the Participant that the Participant will permanently cease providing services to any member of the Employer Group, whether as a Participant or independent contractor, or that the services to be performed, whether as a Participant or independent contractor, by the Participant will permanently decrease to no more than 20% of the average level of bona fide services performed, whether as a Participant or independent contractor, over the immediately preceding 36-month period or such shorter period during which the Participant was performing services for the Employer Group. If a leave of absence occurs during such 36-month or shorter period which is not considered a Separation from Service, unpaid leaves of absence shall be disregarded and the level of services provided during any paid leave of absence shall be presumed to be the level of services required to receive the compensation paid with respect to such leave of absence. Transfer of a Participant from the Plan Sponsor or an Affiliate to another Affiliate shall not be deemed for any purpose under the Plan to be a Separation from Service.

     1.28 "Supplemental Pension Contributions" means contributions made pursuant
           ----------------------------------
to Section 3.4 hereof.

     1.29  "Supplemental  Pension  Portion"  means the portion of the Plan under
            ------------------------------
which certain Participants receive Supplemental Pension Contributions.

     1.30 "Trust  Agreement" means the agreement between the Primary Sponsor and
           ----------------
the Trustee establishing the Trust.

     1.31 "Trust" means the Silgan Containers Corporation Supplemental Executive
           -----
Retirement Trust, a grantor trust.

     1.32 "Trustee" means the trustee under the Trust.
           -------

     1.33  "Unforeseeable  Emergency" means a severe financial  hardship arising
            ------------------------
from illness or accident of the Participant or his spouse or dependents, casualty loss or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond control of the Participant. In order to satisfy the criteria for an "Unforeseeable Emergency" the financial need must not be one that can be relieved through reimbursement or compensation from insurance or otherwise or by liquation of the Participant's assets, to the extent the liquidation of such assets would not cause severe financial hardship.


                                   ARTICLE 2
                       ELIGIBILITY AND DEFERRAL ELECTIONS
                       ----------------------------------

     2.1  Supplemental  Pension  Portion.  Each  Eligible  Employee  who  was  a
          ------------------------------
Participant in the Supplemental Pension Portion as of December 31, 2006 shall continue to be a Participant in the Supplemental Pension Portion until the earlier of (a) his termination of employment with all members of the Employer Group or (b) the date he is no longer an Eligible Employee. No individual hired or rehired by the Employer Group on or after January 1, 2007 will be eligible to participate in the Supplemental Pension Portion.

     2.2  Eligibility  for  Deferral  Contribution  Portion;  Elections  to Make
     ---------------------------------------------------------------------------
Deferral Contributions.
----------------------


          (a)  Deferral  Election.  Each  Eligible  Employee may elect to make a
               ------------------
     Deferral Contribution to the Plan by filing with the Plan Administrator a Deferral Election that conforms to the requirements of this Section 2.2, in such form and manner as designated by the Plan Administrator, no later than the last day of his Election Period.

          (b)  Duration of Deferral Election.
               -----------------------------

               (1) Except as provided in this Subsection (b), any Deferral Election for all or a portion of a Plan Year shall be irrevocable during such Plan Year. Furthermore, any such Deferral Election shall continue to apply to all Eligible Compensation earned for Plan Years after such election is made until the Participant revokes or changes his Deferral Election in accordance with the terms of the Plan.

               (2) A Participant's Deferral Election shall be revoked upon a Participant receiving a hardship distribution under the Savings Plan. Such Participant may not again make Deferral Contributions to this Plan until the Plan Year following the end of the Minimum Suspension Period. The "Minimum Suspension Period" is the six (6) month period beginning on the date of the hardship distribution.

               (3) A Participant's Deferral Election shall be revoked upon a Participant demonstrating to the Plan Administrator in such form an manner as my be specified by the Plan Administrator from time to time that he is suffering from an Unforeseeable Emergency. Such Participant may not again make Deferral Contributions to this Plan until the Plan Year following the Plan Year in which Deferral Contributions cease under this Plan Section 2.2(b)(3).

     2.3  Loss  of  Eligibility.  If a  Participant  is no  longer  an  Eligible
          ---------------------
Employee, such Participant shall have his Deferral Election revoked as of the earlier of (a) his termination of employment with all members of the Employer Group or (b) the first day of the Plan Year following the Plan Year in which he is no longer an Eligible Employee. No DISP Make-up Contributions, Matching Contributions, or Supplemental Pension Contributions shall be made to a Participant's Account during any period during which he is not an Eligible Employee.


                                   ARTICLE 3
                                  CONTRIBUTIONS
                                  -------------

     3.1 Deferral  Contributions.  The Plan Sponsor shall make a contribution to
         -----------------------
the Deferral Contribution Account of a Participant who is an Eligible Employee in accordance with his Deferral Election. The Deferral Contribution made pursuant to an Eligible Employee's Deferral Election under this Section 3.1 shall be in an amount equal to the amount specified in the Deferral Election, but not greater than six percent (6%) of the Eligible Employee's Eligible Compensation. A contribution made pursuant to this Section 3.1 shall be allocated to the Deferral Contribution Account of the Participant on whose behalf it was made as soon as reasonably practicable following the date of withholding by the Plan Sponsor.

     3.2 Matching Contributions. The Plan Sponsor proposes to make contributions
         ----------------------
to the Matching Account for each Plan Year for each Participant who is an Eligible Employee during the Plan Year in an amount equal to fifty percent (50%) of the contribution made for the Plan Year on behalf of a Participant pursuant to Section 3.1. The Plan Sponsor contributions made on behalf of each Participant under this Section 3.2 shall be allocated to the Matching Account of the Participant on behalf of whom the contribution was made.

     3.3 DISP  Make-up  Contributions.  The Plan  Sponsor may make DISP  Make-up
         ----------------------------
Contributions to the DISP Make-up Account for each Plan Year for each Participant who is an Eligible Employee during the Plan Year and who is entitled to a "DISP Contribution" (as defined in the Savings Plan) under the Savings Plan for such Plan Year. The amount of the DISP Make-up Contribution shall be a percentage of DISP Compensation equal to the percentage of "Annual Compensation" (as defined in the Savings Plan) used to calculate the "DISP Contribution" (as defined in the Savings Plan) under the Section 3.3 of the Savings Plan (or any successor thereto), less the amount of the "DISP Contribution" (as defined in the Savings Plan) actually made to such Participant's account under the Savings Plan. DISP Make-up Contributions for each Participant entitled thereto shall be allocated, as of the last day of each Plan Year that such contribution is made, to the DISP Make-up Account of each such Participant.

     3.4  Supplemental  Pension  Contributions.  The  Plan  Sponsor  shall  make
          ------------------------------------
Supplemental Pension Contributions to the Supplemental Pension Account of each Participant in the Supplemental Pension Portion who is an Eligible Employee in an amount equal to the yearly contribution using a level individual aggregate funding method, without adjusting for changes in asset values or gains or losses, which would be expected to fund a pension benefit commencing at a Participant's sixty-third (63rd) birthday equal to:

          (a) the Participant's projected normal retirement benefit under the Pension Plan calculated using the Participant's "Final Average Rate of Compensation" (as defined in the Pension Plan) without regard to (i) the "Final Average Cap" (as defined in the Pension Plan), (ii) the Annual Compensation Limit, and (iii) the limitation imposed by Code Section 415(b); less

          (b) the Participant's projected normal retirement benefit under the Pension Plan;

Notwithstanding the foregoing or the definition of "Compensation" in the Pension Plan, for purposes of determining the portion of the Participant's projected normal retirement benefit in Section 3.4(a) above, for Periods of Service ending before January 1, 2006, a Participant's "Final Average Rate of Compensation" shall be determined as if bonuses paid under the Primary Sponsor's Performance Incentive Program and bonuses paid under the bonus program for senior executives of Silgan Holdings, Inc. were not excluded from the definition of "Compensation" in the Pension Plan.


                                    ARTICLE 4
                        INDIVIDUAL FUNDS AND INVESTMENTS
                        --------------------------------

     4.1  Participant  Direction of  Contributions.  Until such time as the Plan
          ----------------------------------------
Administrator may direct otherwise, each Participant and each Beneficiary of a deceased Participant may direct the Plan Administrator to invest contributions to his Account in one or more notional investment options chosen by the Plan Administrator as the Participant shall designate by providing notice to the Plan Administrator according to the procedures established by the Plan Administrator for that purpose.

          (a) All investment directions, or changes in investment directions, of contributions shall be made in accordance with the procedures established by the Plan Administrator. New investment directions shall be effective as of the date that such directions are processed by the Plan Administrator in accordance with the procedures established for such purpose.

          (b) An investment direction, once given, shall be deemed to be a continuing direction until changed as otherwise provided herein. If no direction is effective for the date a contribution is to be made, all contributions which are to be made for such date shall be invested in such individual fund as the Plan Administrator or the Trustee, as applicable, may determine. Neither the Trustee nor any Plan Sponsor, employee of a

     Plan Sponsor, nor the Plan Administrator shall be liable for any loss, which results from a Participant's exercise or failure to exercise his investment election.

     4.2 Participant Directions to Transfer between Notional Investment Options.
         ----------------------------------------------------------------------
A Participant may elect, according to the procedures established by the Plan Administrator, to transfer the investment of his Account among the notional investment options chosen by the Plan Administrator. An election under this
Section 4.2 shall be effective as of the date that such directions are processed by the Plan Administrator in accordance with the procedures established for such purpose.

     4.3 Application  of  Investment  Directions.  A  Participant  who makes an
         ---------------------------------------
election pursuant to Section 4.1 or Section 4.2 may apply the new investment direction to his current Account, all future contributions, or both his current Account and all future contributions.

     4.4 Allocation of Income and Losses. As of each valuation date, the Trustee
         -------------------------------
shall allocate net income or net loss to each Account at the same rate as the rate of net income or net loss of the notional investment options in which the Account is invested.

                                    ARTICLE 5
                          WITHDRAWALS DURING EMPLOYMENT
                          -----------------------------

     5.1  Unforeseeable  Emergency  Withdrawals.  The  Trustee  shall,  upon the
          -------------------------------------
direction of the Plan Administrator, withdraw all or a portion of a Participant's vested Accounts, prior to the time such account is otherwise distributable in accordance with the other provisions of the Plan; provided, however, that any such withdrawal shall be made only if the Participant or Beneficiary, as applicable, demonstrates that he is suffering from an Unforeseeable Emergency.

     5.2  Unforeseeable Emergency Withdrawal Requirements. No distribution under
          -----------------------------------------------
Section 5.1 shall be made to the extent that the severe financial hardship could be alleviated:

          (a) through reimbursement or compensation from insurance or otherwise;

          (b) by liquidation of the Participant's assets (to the extent such liquidation would not cause severe financial hardship); or

          (c)  by  cessation  of  Deferral   Contributions  under  Plan  Section
     2.2(b)(3).


                                    ARTICLE 6
                         GENERAL RULES ON DISTRIBUTIONS
                         ------------------------------

     6.1 Payment on Separation from Service.
         ----------------------------------

          (a) A Participant who has a Separation from Service shall commence distribution of his vested Account within the thirty (30) day period which begins on the sixth month anniversary of the date of the Participant's Separation from Service. Such distribution shall be made:

               (1) in the case of a Participant who has a Separation from Service prior to his Normal Retirement Age, in a single lump sum distribution;

               (2) in the case of a Participant who has a Separation from Service on or after his Normal Retirement Age, in the form or forms elected by the Participant pursuant to Plan Section 6.2; or

               (3) in the event a Participant who has a Separation from Service on or after his Normal Retirement Age has failed to make an election concerning the form of payment of such Participant's vested Account, in a lump sum distribution.

          (b) Notwithstanding Subsection (a), upon a Participant's death, all vested benefits for such Participant under the Plan shall be paid to the Participant's Beneficiary in one lump sum as soon as administratively practicable, but no later than ninety (90) days, following the Participant's death. If a Participant is receiving installment payments as of the date of the payment under this Section, the remainder of such installment payments will be paid in one lump sum.

     6.2  Form of Payment Election.
          ------------------------

          (a) During an Eligible Employee's initial Election Period, he may elect, in such form and manner as determined by the Plan Administrator, one of the forms of payment under Subsection (b) for his vested Account in the event that his vested Account is distributed pursuant to Section 6.1(a)(2). An election under this Subsection shall become irrevocable immediately following such Election Period. With respect to an individual who ceases to be an Eligible Employee and then again becomes an Eligible Employee, such individual's first election under this Subsection shall apply.

          (b) The Eligible Employee or Participant may elect pursuant to Subsection (a) to receive payment of the vested portion of his Account upon his Separation from Service on or after his attainment of Normal Retirement Age in one of the following forms:

               (1) A lump sum distribution;

               (2) Substantially equal annual installments over five (5) years;

               (3) Substantially equal annual installments over ten (10) years;

               (4) Substantially equal annual installments over fifteen (15) years; or

               (5) Such other annual installment payment method to which the Primary Sponsor consents;

provided,  however,  that each annual  installment under Subsections (2) through
(5) shall be treated as a separate payment for purposes of Code Section 409A.

     6.3  One-Time    Permitted    Change    in   the    Form   of    Payment.
          -------------------------------------------------------------------


          (a) A Participant who has made an election under Section 6.2 for a lump sum payment (or is deemed to have made an election under Section
     6.1(a)(3)), with respect to payment of his vested Account under Section 6.1(a)(2) may elect to delay receipt of such lump sum payment for five (5) years following the date such payment would have otherwise been made.

          (b) A Participant who has made an election under Section 6.2 for installment payments over five (5) or more years, with respect to the payment of his vested Account under Section 6.1(a)(2) may elect to defer receipt of the first, and only the first, such installment payment, which shall then be paid in the year following the year in which the last installment would, but for such election, have been otherwise payable.

          (c) Any election under Subsection (a) or (b) of this Section shall be subject to the following requirements:

               (i) the election under this Plan Section 6.3 must not take effect until twelve (12) months after the election is made;

               (ii) the Participant must not have made a prior election under this Section 6.3.

     6.4 Special One-Time  Election.  Notwithstanding  Sections 6.2 and 6.3, any
         --------------------------
Participant who is an Eligible Employee and who had vested Account balance as of January 1, 2007 may, at a time designated by the Plan Administrator that is not later than December 31, 2008, make a special one-time change in his election under Section 6.2. Such Participant may elect under this Section any form provided in Section 6.2(b)(1) through (5); provided that

          (a) no such election shall provide for payment of an amount in the calendar year of such election (the "Election Year") that would not have otherwise been paid in the Election Year pursuant to the Participant's prior election; and

          (b) no such election shall provide for payment of an amount in a calendar year other than the Election Year that would have otherwise been paid in the Election Year pursuant to the Participant's prior election.

     6.5 Payment on Change in  Control.  Notwithstanding  a prior  election by a
         -----------------------------
Participant as to a form of payment, upon a Change in Control, all vested benefits for all Participants under the Plan shall be paid in lump sum distributions as soon as administratively practicable, but no later than ninety
(90) days, following the Change in Control. If a Participant is receiving installment payments as of the date of the payment under this Section, the remainder of such installment payments will be paid in one lump sum.

     6.6 Vesting.  A Participant  shall always be fully vested in  contributions
         -------
made to his Deferral Contribution Account. Contributions made to a Participant's Matching Account, DISP Make-up Account, and Supplemental Pension Account shall vest according to the following schedule:

                Periods of Service                Vested Percentage
                ------------------                -----------------

                   Less than 5                           0%
                    5 or more                           100%


                                    ARTICLE 7
                           ADMINISTRATION OF THE PLAN
                           --------------------------

     7.1 Unfunded  Obligations.  Participants  and their  Beneficiaries,  heirs,
         ---------------------
successors, and assigns shall have no legal or equitable rights, claims, or interest in any specific property or assets of any Plan Sponsor or, if established, the Trust. Any and all of the assets of each Plan Sponsor and any Trust assets which are attributable to amounts paid into the Trust by the Plan Sponsor shall be, and remain, the general unpledged, unrestricted assets of such Plan Sponsor, which shall be subject to the claims of that Plan Sponsor's general creditors. Each Plan Sponsor's obligation under the Plan shall be merely that of an unfunded and unsecured promise of the Plan Sponsor to pay money in the future, and the rights of the Participants and Beneficiaries shall be no greater than those of unsecured general creditors. It is the intention of the Plan Sponsors that the Plan and, if established, the Trust be unfunded for purposes of the Code and for purposes of Title I of ERISA. Nothing contained in this Plan shall constitute a guaranty by a Plan Sponsor or any other entity that the assets of the Plan Sponsor will be sufficient to pay any benefit hereunder.

     7.2 Operation of the Plan Administrator.  The Primary Sponsor shall appoint
         -----------------------------------
a Plan Administrator. If an organization is appointed to serve as the Plan Administrator, then the Plan Administrator may designate in writing one or more persons who may act on behalf of the Plan Administrator. If more than one person is so designated with respect to the same administrative function, a majority of such persons shall constitute a quorum for the transaction of business and shall have the full power to act on behalf of the Plan Administrator. The Primary Sponsor shall have the right to remove the Plan Administrator at any time by notice in writing. The Plan Administrator may resign at any time by written notice of resignation to the Primary Sponsor. Upon removal or resignation of the Plan Administrator, or in the event of the dissolution of the Plan Administrator, the Primary Sponsor shall appoint a successor.

     7.3 Duties of the Plan Administrator.
         --------------------------------

          (a) The Plan Administrator shall advise the Plan Sponsor with respect to all payments under the terms of the Plan and shall direct the Plan Sponsor in writing to make such payments; provided, however, in no event shall the Plan Sponsor make such payments if the Plan Sponsor has actual knowledge that such payments are contrary to the terms of the Plan.

          (b) The Plan Administrator shall from time to time establish rules, not contrary to the provisions of the Plan and the Trust, for the administration of the Plan and the transaction of its business. All elections and designations under the Plan by a Participant or Beneficiary shall be made on forms prescribed by the Plan Administrator. The Plan Administrator shall have discretionary authority to construe the terms of the

     Plan and shall determine all questions arising in the administration, interpretation and application of the Plan, including, but not limited to, those concerning eligibility for benefits and it shall not act so as to discriminate in favor of any person. All determinations of the Plan Administrator shall be conclusive and binding on all employees, Participants, and Beneficiaries, subject to the provisions of the Plan and the Trust and subject to applicable law.

          (c) The statement of specific duties for a Plan  Administrator in this
     Section is not in derogation of any other duties which a Plan Administrator has under the provisions of the Plan or the Trust or under applicable law.

     7.4  Action by a Plan  Sponsor.  Any  action to be taken by a Plan  Sponsor
          -------------------------
shall be taken by persons duly authorized by the Plan Sponsor, except, subject to Sections 11.1 and 11.2, amendments to, termination of, or termination of a Plan Sponsor participation in, the Plan or the Trust, or the determination of the basis of any Plan Sponsor contributions, may be made only to the extent authorized by written resolution or written direction of the board of directors or appropriate governing body. Nothing herein shall be construed to prohibit the board of directors or appropriate governing body from delegating to any officer or other appropriate person of a Plan Sponsor the authority to take any such actions as may be specified in such resolution or written direction.


                                    ARTICLE 8
                             CLAIMS REVIEW PROCEDURE
                             -----------------------

     8.1 Notice of Denial.  If a Participant  or a Beneficiary is denied a claim
         ----------------
for benefits under the Plan, the Plan Administrator shall provide to the claimant written notice of the denial within ninety (90) days after the Plan Administrator receives the claim, unless special circumstances require an extension of time for processing the claim. If such an extension of time is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial 90-day period. In no event shall the extension exceed a period of ninety (90) days from the end of such initial period. Any extension notice shall indicate the special circumstances requiring the extension of time, the date by which the Plan Administrator expects to render the final decision, the standards on which entitlement to benefits are based, the unresolved issues that prevent a decision on the claim and the additional information needed to resolve those issues.

     8.2 Contents of Notice of Denial. If a Participant or Beneficiary is denied
         ----------------------------
a claim for benefits under a Plan, the Plan Administrator shall provide to such claimant written notice of the denial which shall set forth:

          (a) the specific reasons for the denial;

          (b) specific references to the pertinent provisions of the Plan on which the denial is based;

          (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

          (d) an explanation of the Plan's claim review procedures, and the time limits applicable to such procedures, including a statement of the claimant's right to bring a civil action under Section 502(a) of ERISA following an adverse benefit determination on review.

     8.3 Right to  Review.  After  receiving  written  notice of the denial of a
         ----------------
claim, a claimant or his representative shall be entitled to:

          (a) request a full and fair review of the denial of the claim by written application to the Plan Administrator;

          (b) request, free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claim;

          (c) submit written comments, documents, records, and other information relating to the denied claim to the Plan Administrator; and

          (d) a review that takes into account all comments, documents, records, and other information submitted by the claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

     8.4 Application  for Review.  If a claimant wishes a review of the decision
         -----------------------
denying his claim to benefits under the Plan, he must submit the written application to the Plan Administrator within sixty (60) days after receiving written notice of the denial.

     8.5 Hearing.  Upon  receiving a written  application  for review,  the Plan
         -------
Administrator, may schedule a hearing for purposes of reviewing the claimant's claim, which hearing shall take place not more than thirty (30) days from the date on which the Plan Administrator received such written application for review.

     8.6  Notice  of  Hearing.  At least ten (10)  days  prior to the  scheduled
          -------------------
hearing, the claimant and his representative designated in writing by him, if any, shall receive written notice of the date, time, and place of such scheduled hearing. The claimant or his representative, if any, may request that the hearing be rescheduled, for his convenience, on another reasonable date or at another reasonable time or place.

     8.7 Counsel.  All  claimants  requesting  a review of the decision  denying
         -------
their claim for benefits may employ counsel for purposes of the hearing.

     8.8 Decision on Review. No later than sixty (60) days following the receipt
         ------------------
of the written application for review, the Plan Administrator shall submit its decision on the review in writing to the claimant involved and to his representative, if any, unless the Plan Administrator determines that special circumstances (such as the need to hold a hearing) require an extension of time, to a day no later than one hundred twenty (120) days after the date of receipt of the written application for review. If the Plan Administrator determines that the extension of time is required, the Plan Administrator shall furnish to the claimant written notice of the extension before the expiration of the initial sixty (60) day period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan Administrator expects to render its decision on review. In the case of a decision adverse to the claimant, the Plan Administrator shall provide to the claimant written notice of the denial which shall include:

          (a) the specific reasons for the decision;

          (b) specific references to the pertinent provisions of the Plan on which the decision is based;

          (c) a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant's claim for benefits; and

          (d) an explanation of the Plan's claim review procedures, and the time limits applicable to such procedures, including a statement of the claimant's right to bring an action under Section 502(a) of ERISA following the denial of the claim upon review.


                                    ARTICLE 9
                 INCOMPETENT DISTRIBUTEE AND UNCLAIMED PAYMENTS
                 ----------------------------------------------

     9.1  Anti-Alienation.  No benefit  which shall be payable under the Plan to
          ---------------
any person shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person, nor shall it be subject to attachment or legal process for, or against, such person, and the same shall not be recognized under the Plan, except to such extent as may be required by law.

     9.2 Minors and  Incompetents.  Whenever any benefit  which shall be payable
         ------------------------
under the Plan is to be paid to or for the benefit of any person who is then a minor or determined to be incompetent by qualified medical advice, the Plan Administrator need not require the appointment of a guardian or custodian, but shall be authorized to cause the same to be paid over to the person having custody of such minor or incompetent, or to cause the same to be paid to such minor or incompetent without the intervention of a guardian or custodian, or to cause the same to be paid to a legal guardian or custodian of such minor or incompetent if one has been appointed or to cause the same to be used for the benefit of such minor or incompetent.

     9.3 Missing  Participants.  If the Plan Administrator  cannot ascertain the
         ---------------------
whereabouts of any Participant to whom a payment is due under the Plan, the Plan Administrator may direct that the payment and all remaining payments otherwise due to the Participant be cancelled on the records of the Plan and Trust and the amount thereof applied as a forfeiture in accordance with Plan provisions except that, in the event the Participant later notifies the Plan Administrator of his whereabouts and requests the payments due to him under the Plan, the forfeited amount shall be restored either from forfeitures under the Plan or by a special contribution by the Plan Sponsor to the Plan, as determined by the Plan Administrator, in an amount equal to the payment to be paid to the Participant.


                                   ARTICLE 10
                              LIMITATION OF RIGHTS
                              --------------------

     Participation in the Plan shall not give any employee any right or claim other than as unsecured general creditor of a Plan Sponsor. The adoption of the Plan and the Trust by any Plan Sponsor shall not be construed to give any employee a right to be continued in the employ of a Plan Sponsor or as interfering with the right of a Plan Sponsor to terminate the employment of any employee at any time.


                                   ARTICLE 11
                       AMENDMENT TO OR TERMINATION OF THE
                       ----------------------------------
                               PLAN AND THE TRUST
                               ------------------

     11.1 Right of Primary  Sponsor to Amend or Terminate.  The Primary  Sponsor
          -----------------------------------------------
reserves the right at any time to modify or amend or terminate the Plan or the Trust in whole or in part. No such modifications or amendments shall have the effect of reducing a Participant's vested Account prior to the effective date of such modification or amendment.

     11.2 Plan Termination. The Primary Sponsor may terminate the Plan, pursuant
          ----------------
to (a), (b), (c), or (d):

          (a) The Primary Sponsor may terminate and liquidate the Plan within twelve (12) months of a corporate dissolution taxed under Code Section 331, or with the approval of a bankruptcy court pursuant to 11 U.S.C. ss.503(b)(1)(A), provided that the vested Accounts distributed from Plan are included in the Participants' respective gross incomes in the latest of the following years (or, if earlier, the taxable year in which the amount is actually or constructively received):

               (1)  The  calendar  year  in  which  the  Plan   termination  and
          liquidation occurs;

               (2) The first calendar year in which the Account is no longer subject to a substantial risk of forfeiture; or

               (3) The first calendar year in which the payment of the vested Account is administratively practicable.

          (b) The Primary Sponsor may terminate and liquidate the Plan pursuant to irrevocable action taken by the Primary Sponsor within the thirty (30) days preceding or the twelve (12) months following a Change in Control, provided that this Subsection will only apply to a payment under the Plan if all agreements, methods, programs, and other arrangements sponsored by the Employer Group immediately after the Change in Control with respect to which deferrals of compensation are treated as having been deferred under a single plan under Treasury Regulations Section 1.409A-1(c)(2) are terminated and liquidated with respect to each participant that experienced the Change in Control, so that under the terms of the termination and liquidation, all such participants are required to receive all amounts of compensation deferred under the terminated agreements, methods, programs, and other arrangements within twelve (12) months of the date the Employer Group irrevocably takes all necessary action to terminate and liquidate the agreements, methods, programs, and other arrangements. Solely for purposes of this Subsection (b), where the Change in Control event results from an asset purchase transaction, the applicable member of the Employer Group with the discretion to liquidate and terminate the agreements, methods, programs, and other arrangements is the member of the Employer Group that is primarily liable immediately after the transaction for the payment of the deferred compensation.

          (c) The Primary Sponsor may terminate and liquidate the Plan, provided that

               (1) The termination and liquidation does not occur proximate to a downturn in the financial health of any member of the Employer Group;

               (2) Every member of the Employer Group terminates and liquidates all agreements, methods, programs, and other arrangements sponsored by the any member of the Employer Group that would be aggregated with any terminated and liquidated agreements, methods, programs, and other arrangements under Treasury Regulations Section 1.409A-1(c) if a Participant had deferrals of compensation under all of the agreements, methods, programs, and other arrangements that are terminated and liquidated;

               (3) No payments in liquidation of the Plan are made within twelve
          (12) months of the date the Primary Sponsor takes all necessary action to irrevocably terminate and liquidate the Plan other than payments that would be payable under the terms of the Plan if the action to terminate and liquidate the Plan had not occurred;

               (4) All payments are made within twenty-four (24) months of the date the Primary Sponsor takes all necessary action to irrevocably terminate and liquidate the Plan; and

               (5) No member of the Employer Group adopts a new plan that would be aggregated under Treasury Regulations Section 1.409A-1(c) with any plan terminated and liquidated pursuant to this Subsection if any such plan covers any employee who was a participant in any such plan, at any time within three years following the date the Primary Sponsor takes all necessary action to irrevocably terminate and liquidate the Plan.

          (d) By ceasing any and all contributions to the Plan or taking any such other action to terminate the Plan as the Primary Sponsor deems appropriate, in which event the payment of Participants' vested Accounts under the Plan will be made at the time and in the form as they would otherwise have been made had the Plan not been terminated.

     11.3 Plan Merger.  In the case of any merger or  consolidation  of the Plan
          -----------
with, or any transfer of the assets or liabilities of the Plan to, any other plan, the terms of the merger, consolidation or transfer shall be such that each Participant would receive (in the event of termination of the Plan or its successor immediately thereafter) a benefit which is no less than the benefit which the Participant would have received in the event of termination of the Plan immediately before the merger, consolidation or transfer.

     IN WITNESS WHEREOF, the Primary Sponsor has adopted this Plan effective as of the date first set forth above.


                                             SILGAN CONTAINERS CORPORATION

                                             By: /s/ Anthony E. Cost
                                                 -------------------------------

                                             Name: Anthony E. Cost
                                                   -----------------------------

                                             Title: V.P. Human Resources
                                                    --------------------

                             FIRST AMENDMENT TO THE
                          SILGAN CONTAINERS CORPORATION
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     THIS FIRST AMENDMENT is made on November 1, 2008, by SILGAN CONTAINERS CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (the "Sponsoring Employer").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS,   the  Sponsoring   Employer   maintains  the  Silgan   Containers
Corporation Supplemental Executive Retirement Plan (the "Plan"), as amended and restated effective January 1, 2007;

     WHEREAS, subsequent to the adoption of the amended and restated Plan, the Sponsoring Employer adopted the amended and restated Silgan Containers Corporation Pension Plan for Salaried Employees (the "Salaried Pension Plan") effective July 1, 2008;

     WHEREAS, certain definitions in the Plan refer to definitions in the Salaried Pension Plan;

     WHEREAS, the Sponsoring Employer desires to amend the Plan to clarify the application of certain terms in the Salaried Pension Plan to participants in the Plan; and

     WHEREAS, this amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.

     NOW, THEREFORE, the Sponsoring Employer does hereby amend the Plan, effective as of July 1, 2008, as follows:

     1. By deleting the existing Section 1.18 and substituting therefor the following:

        "1.18    `Normal    Retirement    Age'    means    the    earlier    of:
                  ---------------------------

        (a) the attainment of at least age sixty (60) with the completion of ten
     (10) or more years of Vesting Service; or

        (b) the attainment of at least age sixty-five (65) with the completion of five (5) or more years of Vesting Service."

     2. By deleting the existing Section 1.21 and substituting therefor the following:

        "1.21  `Period of Service'  means  `Period of Service' as defined in the
                -----------------
     Pension Plan prior to July 1, 2008."

     3. By adding the following new Section 1.34:

        "1.34  `Vesting  Service'  means  `Vesting  Service'  as  defined in the
                ----------------
     Pension Plan.

     4. By deleting the existing Section 6.6 and substituting therefor the following:

        "6.6   Vesting.   A   Participant   shall  always  be  fully  vested  in
               -------
     contributions made to his Deferral Contribution Account. Contributions made to a Participant's Matching Account, DISP Make-up Account, and Supplemental Pension Account shall vest according to the following schedule:

        Full Years of Vesting Service           Vested Percentage
        -----------------------------           -----------------
                Less than 5                             0%
                 5 or more                             100%"

     Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this First Amendment.

     IN WITNESS WHEREOF, the Sponsoring Employer has caused this First Amendment to be executed as of the day and year first above written.

                                         SILGAN CONTAINERS CORPORATION

                                         By: /s/ Anthony E. Cost
                                            ------------------------------------

                                         Title: Vice-President - Human Resources
                                                --------------------------------